Exhibit 32.1


                   Globalwise Investments, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Globalwise Investments, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
     March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 11, 2005
                                         /s/ Donald R. Mayer
                                         ____________________________________
                                         Donald R. Mayer
                                         Principal Executive Officer
                                         Principal Financial Officer